Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
January, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  5.15%
      January, 1997  4.32%
      December, 1996  5.45%
      November, 1996  5.69%


Cash Yield                                              17.75%


Investor Charge Offs                                    4.73%


Base Rate                                               8.70%


Over 35 Day Delinquency                                 4.97%


Seller's Interest                                       20.58%


Total Payment Rate                                      10.80%


Total Principal Balance                                $7,376,458,173.22


Investor Participation Amount                          $500,000,000.00


Seller Participation Amount                            $1,518,124,839.86